Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
     In connection with the accompanying quarterly report on Form 10-Q of Phoenix Technologies, Ltd. for the quarter ended March 31, 2010 (the “Report”), I, Thomas A. Lacey, President and Chief Executive Officer of Phoenix Technologies, Ltd., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1) such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Phoenix Technologies Ltd.

May 7, 2010	By:	/s/ THOMAS A. LACEY
Date		Thomas A. Lacey
President and Chief Executive Officer (Principal Executive Officer)